EXHIBIT 10.2.2

AMENDMENT NO. 2

TO THE CATHAY BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Cathay Bancorp, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of January 1, 2004, as follows:

Section 1. Eligibility

Effective as of January 1, 1997, each individual who was an employee of First Public Savings Bank (“FPSB”) on November 17, 1996, became an Employee on November 18, 1996, and remained an Employee until January 1, 1997, shall receive credit under the Plan for Years of Service such individual had with FPSB.

Effective as of January 1, 2004, each individual who was an employee of General Bank Corporation (“GBC”) or its Subsidiaries immediately prior to the Effective Time (as such terms are defined in the Agreement and Plan of Merger by and among General Bank, GBC Bancorp, Cathay Bank, and Cathay Bancorp, Inc., dated May 6, 2003), became an Employee at the Effective Time, and remained an Employee until January 1, 2004, shall receive credit under the Plan for Years of Service such individual had with GBC or its Subsidiaries.

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The Company has caused this Amendment No. 2 to be signed on the date indicated below, to be effective as indicated above.

“Company”

Dated: August 25, 2003	CATHAY BANCORP, INC.

	By:	/S/ DUNSON K. CHENG
Dunson K. Cheng
President

Dated: August 25, 2003	CATHAY BANK

	By:	/S/ DUNSON K. CHENG
Dunson K. Cheng
President